Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Income Taxes
(8)	Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2020	2019	2018
Current tax expense:
Federal	$15,662	15,171	13,897
State	2,399	2,359	1,756
Total current tax expense	18,061	17,530	15,653
Deferred tax (benefit) expense	(1,067)	1,139	2,556
Total income tax expense	$16,994	18,669	18,209

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2020 and 2019, are as follows:

	December 31,
(dollars in thousands)	2020	2019
	Deductible temporary differences	Deductible temporary differences

Benefits and deferred remuneration	$(6,178)	$(5,156)
Difference in reporting the allowance for loan losses, net	12,820	11,385
Other income or expense not yet reported for tax purposes	534	(314)
Depreciable assets	(2,541)	(2,347)
Net deferred tax asset at end of year	4,635	3,568
Net deferred tax asset at beginning of year	3,568	4,707
Deferred tax (benefit) expense	$(1,067)	$1,139

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not.  Based primarily on the sufficiency of expected future taxable income, management believes it is more likely than not that the remaining deferred tax asset of $4.6 million and $3.6 million at December 31, 2020 and 2019, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax liabilities of $2.5 million and $101 thousand at December 31, 2020 and 2019, respectively, relating to the net unrealized gains on securities available for sale and deferred tax liabilities of approximately $1.6 million $1.4 million at December 31, 2020 and 2019, respectively, as a result of changes in the unrecognized overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive income.

The effective tax rates differ from the statutory federal income tax rate.  The reasons for these differences are as follows:

	For the years ended December 31,
	2020	2019	2018
Statutory federal income tax rate	21.0%	21.0	21.0
Increase/(decrease) in taxes resulting from:
Tax exempt income	-	-	(0.1)
State income tax, net of federal tax benefit	2.4	2.6	2.4
Other items	1.1	0.8	(0.4)
Effective income tax rate	24.5%	24.4	22.9

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate.  This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions.

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense.  For the years 2020, 2019, and 2018, these amounts were not material.  The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states.  In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company's federal and state income tax returns for the years 2017 through 2020 remain open to examination.  The Company’s 2014, 2015 and 2016 New York State income tax returns are currently under examination.